UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant") held its Annual Meeting of Stockholders on May 2, 2018 (the "2018 Annual Meeting"), and regular quarterly meetings of its Board of Directors (the "Board") and its Committees on May 2 and 3, 2018, and the following events occurred in connection with those meetings.

For the purposes of the following: "Effective Time" means the conclusion of the Board and Committee meeting on May 3, 2018; and the "Forthcoming Year" means the period commencing at the Effective Time and continuing through the date of the Corporation's annual meeting of stockholders in 2019 and thereafter until such time (if ever) as the referenced person shall have been duly elected or otherwise chosen for that position, or until his or her earlier resignation, removal or other replacement, in each case in accordance with the By-Laws of the Corporation and applicable law.

Election of Five Directors:

At the 2018 Annual Meeting, the Corporation's stockholders reelected all five nominees – see Item 5.07, below.

Robert G. Brown Retirement as a Director and Chairman:

As previously disclosed in the Proxy Statement, Robert G. Brown retired as Chairman and a member of the Board and his other positions (if any) with the Corporation and its subsidiaries, effective at the Effective Time.  Although he no longer has any right or authority as a director, officer or other representative of the Corporation, in recognition of his lifetime of contributions and services to the Corporation and its predecessors, Mr. Brown has been granted the honorary title of Chairman Emeritus.

Non-Retirement and Re-appointment of Lorrence T. Kellar for a One Year Term as a Director:

Although the retirement at the Effective Time of Lorrence T. Kellar as a director was anticipated in the Proxy Statement (and he therefore did not seek re-election), the Governance Committee has thus far not located and selected an amenable qualified candidate to succeed Mr. Kellar as an independent director, so the Governance Committee and Board requested that Mr. Kellar withdraw and delay his retirement and continue as an independent director of the Corporation for an additional year, and Mr. Kellar agreed. Accordingly, the Board, based in part upon the recommendations of the Governance Committee, appointed Mr. Lorrence T. Kellar to continue and serve as an independent director, effective upon the last to occur of the Effective Time and Mr. Robert G. Brown's actual retirement, to serve in such position during the Forthcoming Year, and increased the Board and Committee Sizes by one each to accommodate that appointment.

Lorrence T. Kellar served as a Director since April 2, 2003. Mr. Kellar also is a member of the Audit Committee, Compensation Committee, Governance Committee and Special Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart and then as Vice President of Continental Properties Company, Inc., a retail real estate developer, until November 2009. Mr. Kellar is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet. The Board concluded that Mr. Kellar should continue as a director of the Corporation because of his extensive experience in senior management and financial matters in retail marketing and services.

Peter W. Brown Appointment for a One Year Term as a Director:

The Board, based in part upon the recommendations of the Governance Committee, appointed Mr. Peter W. Brown to succeed Mr. Robert G. Brown as a non-independent director, effective upon the last to occur of the Effective Time and Mr. Robert G. Brown's actual retirement, to serve in such position during the Forthcoming Year, and increased the Board Size by one to accommodate that appointment. Mr. Peter W. Brown is the nephew of Mr. Robert G. Brown and has been determined by the Board, its Governance Committee and the Corporation to be an affiliate and related party (please see "Transactions with Related Persons, Promoters and Certain Control Persons - - Domestic Related Party Services" in the 2018 Proxy Statement).

Peter W. Brown served as a Board Observer to the Corporation's Board of Directors from 2014 through December 2016, serves as a director of the Corporation's Brazilian subsidiary, SPAR BSMT and owns EILLC (which owns 10% SPAR BSMT). See "Transactions with Related Persons, Promoters and Certain Control Persons - International Related Party Services " in the 2018 Proxy Statement. He also has served as a director of Business Ideas Provider, LTD, since 2012, and as a director of Affinity Insurance, LTD, since 2013. Mr. Brown received a BS from the University of Massachusetts's School of Natural Science and an MBA from the University of Massachusetts's Isenberg School of Management.

Board Leadership, Committee, and Executive Positions:

In connection with the 2018 Annual Meeting, the Board of Directors of the Corporation (the "Board") filled the following leadership positions with the Board and its Committees based (in part) on the recommendations of its Governance Committee, effective at the Effective Time:

Arthur B. Drogue	Chairman of the Board, Lead Director
William H. Bartels	Vice Chairman of the Board
Jack W. Partridge	Chairman of the Compensation Committee
R. Eric McCarthey	Chairman of the Audit Committee and Special Committee
Lorrence T. Kellar	Chairman of the Governance Committee

The Board also reappointed its independent directors, Arthur B. Drogue, Lorrence T. Kellar, Jack W. Partridge and R. Eric McCarthey, to continue to be the sole members of the Board's Audit Committee, Compensation Committee, Governance Committee and Special Committee, based (in part) on the recommendations of its Governance Committee, effective at the Effective Time.

Finally, the Board reappointed the following existing Executives to continue in their respective positions, based (in part) on the recommendations of its Governance Committee, effective at the Effective Time:

Christiaan M. Olivier	Chief Executive Officer and President
James R. Segreto	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	Chief Operating Officer
Gerard Marrone	Chief Revenue Officer
Steven J. Adolph	President International

2018 Stock Compensation Plan Changes:

In connection with the 2018 Annual Meeting, in order to increase the likelihood of its passage, the Board, based (in part) on the recommendations of its Compensation Committee, approved the modification of the proposed SPAR Group, Inc. 2018 Stock Compensation Plan to remove all adjustments for prior plans, continuing awards and share recycling, which the Board determined was within its authority and not materially adverse to the interests of the Corporation's existing stockholders. SPAR Group, Inc. 2018 Stock Compensation Plan (including the above changes), was approved by stockholders on May 2, 2018, and is attached hereto and filed herewith.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

By-Law Amendments:

The Board, based (in part) on the recommendations of its Governance Committee, amended its By-Laws to (i) return the sizes of the Board and its Committees to seven and four, respectively, to accommodate the appointments of Mr. Lorrence T. Kellar to the Board and its Committees and Mr. Peter W. Brown to the Board, (ii) increase the quorum required for a stockholders' meeting to at least one-half of the Corporation's shares then issued and outstanding and entitled to vote at such meeting, (iii) increase the vote required for the election of a director to a majority of the votes cast, and (iv) clarify that votes cast do not include abstentions, non-votes or inconclusive votes (i.e., no box clearly checked, multiple boxes checked, and the like) respecting any candidate or matter. The Amended and Restated By-Laws of SPAR Group, Inc., as adopted on May 18, 2004, as amended through May 3, 2018 (including the above changes), is attached hereto and filed herewith.

Item 5.07	Submission of Matters to a Vote of Security Holders

SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant") held its Annual Meeting of Stockholders on May 2, 2018 (the "2018 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 23, 2018 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,647,704 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2018 Annual Meeting, Record Date stockholders holding 11,144,674.44 shares (approximately 54.0%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2018 Annual Meeting, as described in the Corporation's definitive Proxy Statement respecting the 2018 Annual Meeting, as filed with the SEC on April 18, 2018 (the "Proxy Statement").

At the 2018 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders in accordance with the Proxy Statement and the Corporation's By-Laws: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as the Corporation's principal independent public auditors for 2018; (iii) Advisory Vote on the Executive Compensation as described in the Proxy Statement; (iv) Advisory Vote on the Frequency of the Executive Compensation Vote; and (v) to ratify and approve the adoption of the 2018 Stock Compensation Plan.

(i) The following votes were received at the 2018 Annual Meeting from the stockholders by proxy or ballot for the election of five directors to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP (election was by a plurality of votes cast):

Name	For	Against
William H. Bartels	11,059,280.44	85,394.00
Arthur B. Drogue	10,886,742.44	257,932.00
Jack W. Partridge	10,895,446.44	249,228.00
R. Eric McCarthey	10,895,446.44	249,228.00
Christiaan M. Olivier	11,062,280.44	82,394.00

There were no withhelds or abstentions for any director.

(ii) The following votes were received at the 2018 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO, as the Corporation's principal independent public accountants for the fiscal year ending December 31, 2018, and such appointment was approved (approval was by a majority of votes cast):

For	Against	Abstain	Not Voted
11,138,941.44	5,733.00	0	0

(iii) The following votes were received at the 2018 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved (approval was by a majority of votes cast):

For	Against	Abstain	Not Voted
11,113,522.44	18,072.00	13,080.00	0

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following votes were received at the 2018 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"), and a one year frequency was approved (approval was the choice receiving the most votes cast):

"One Year"	"Two Years"	"Three Years"	Abstain	Not Voted
11,119,951.44	15,034.00	8,689.00	1,000.00	0

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(vi) The following votes were received at the 2018 Annual Meeting from the stockholders by ballot to ratify and approve the adoption of the 2018 Stock Compensation Plan, and such plan was approved (approval was by a majority of votes cast):

For	Against	Abstain	Not Voted
8,367,705.44	565,036.00	2,211,933.00	0

Although the stockholder notice and proxy materials permitted certain other matters to be submitted by the Board for consideration by the stockholders at the 2018 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018, as filed with the SEC on April 18, 2018 (the "Proxy Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(c)     Exhibits:

3.1	Amended and Restated By-Laws of SPAR Group, Inc., as adopted on May 18, 2004, as amended through May 3, 2018 (as filed herewith).

10.1	SPAR Group, Inc. 2018 Stock Compensation Plan approved by stockholders on May 2, 2018 (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 8, 2018

	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer